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                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

                                A SERIES OF THE
                                VAN KAMPEN TRUST

                      SUPPLEMENT DATED SEPTEMBER 23, 1999
                     TO THE PROSPECTUS DATED JULY 29, 1999

    The Prospectus is supplemented with the following:

    The Board of Trustees has continuously reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Short-Term Global Income Fund (the "Fund"). In connection therewith, the Board considered various alternatives including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of shareholders to terminate and liquidate the Fund. On September 23, 1999, the Board approved a Plan of Liquidation. The Plan of Liquidation will be presented to the shareholders of the Fund for approval. As a result, the Fund is suspending the continuous offering of its shares to new investors. However, existing shareholders as of September 23, 1999, may continue to purchase additional shares.